Exhibit 23.2

                      CONSENT OF KIRKPATRICK & LOCKHART LLP

     We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name in the Prospectus constituting a part thereof in connection with the matters referred to under the caption "Legal Matters."



                          /s/ Kirkpatrick & Lockhart LLP
                         --------------------------------
                         KIRKPATRICK  &  LOCKHART  LLP
                         MAY  22,  2003